UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2022

AF ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40248	86-1456857
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

241 Bradley Place – Suite C

Palm Beach, Florida 33480

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 838-9494

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	AFAQU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	AFAQ	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	AFAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2022, upon the stockholders’ approval of the Trust Amendment Proposal (as defined below) at the special meeting in lieu of 2022 annual meeting of stockholders (the “Special Meeting”) of AF Acquisition Corp. (the “Company”), the Company entered into an amendment (the “Trust Amendment”) to the Investment Management Trust Agreement, dated March 18, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to extend the date by which the Company would be required to consummate a business combination from March 23, 2023 to August 23, 2023, or such earlier date as determined by the Company’s Board of Directors in its sole discretion.

A copy of the Trust Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 19, 2022, following the stockholders’ approval of the Charter Amendments (as defined below) at the Special Meeting, the Board of Directors resolved, in accordance with the Charter Amendments, that the Company wind up its operations and commence liquidation as soon as practicable before December 31, 2022. The Company has (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) of the anticipated redemption (the “Redemption”) of 100% of the shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”), included as part of the units sold in the IPO, whether such shares were purchased in the IPO or in the secondary market following the IPO (including shares sold pursuant to the underwriters’ overallotment option, collectively, the “Public Shares”) in connection with the Company’s implementation of the Charter Amendments (as defined below) and the Trust Amendment and the Board’s election to commence liquidation and dissolution of the Company; and (ii) requested that Nasdaq (A) suspend trading of the Company’s shares of Class A Common Stock, warrants to purchase shares of Class A Common Stock (the “Warrants”) and units, each consisting of one Public Share and one-third of one Redeemable Warrant (the units, together with the Class A Common Stock and the Redeemable Warrants, the “Securities”) effective after the closing of trading on December 22, 2022, and (B) file with the Securities and Exchange Commission (the “SEC”) a Form 25 Notification of Removal from Listing and/or Registration (“Form 25”) to delist and deregister the Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Securities were suspended from trading on Nasdaq on December 22, 2022.

Nasdaq filed a Form 25 with the SEC on December 22, 2022. On or about the tenth day after such filing, the Company intends to file a Form 15 Certification and Notice of Termination of Registration with the SEC, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated with respect to the Securities.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 19, 2022, stockholders of the Company approved at the Special Meeting (i) an amendment (the “Extension Amendment”) to the Amended and Restated Certificate of Incorporation of the Company (the “Charter”) to extend the date by which the Company would be required to consummate a business combination from March 23, 2023 to August 23, 2023 and (ii) an amendment to the Charter to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date (the “Liquidation Amendment” and, together with the “Extension Amendment, the “Charter Amendments”). The Company filed the Charter Amendments with the Secretary of State of the State of Delaware on December 19, 2022.

A copy of the Charter Amendments is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s Special Meeting, the following proposals were considered and acted upon by the stockholders of the Company: (a) a proposal to approve the Extension Amendment (the “Extension Amendment Proposal”); (b) a proposal to amend the Charter to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date (the “Liquidation Amendment Proposal”); (c) a proposal to approve the Trust Amendment to extend the date by which the Company would be required to consummate a business combination from March 23, 2023 to August 23, 2023, or such earlier date as determined by the Board in its sole discretion (the “Trust Amendment Proposal”); (d) a proposal to ratify the selection by the audit committee of the Board of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022 (the “Auditor Ratification Proposal”); and (e) a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”). The number of votes cast for or against, as well as the number of abstentions as to each proposal, are set forth below.

1.	Extension Amendment Proposal

Votes For	Votes Against	Abstentions
21,169,970	152,877	0

Accordingly, the Extension Amendment Proposal was approved.

2.	Liquidation Amendment Proposal

Votes For	Votes Against	Abstentions
21,246,431	76,416	0

Accordingly, the Liquidation Amendment Proposal was approved.

3.	Trust Amendment Proposal

Votes For	Votes Against	Abstentions
21,169,970	152,877	0

Accordingly, the Trust Amendment Proposal was approved.

4.	Auditor Ratification Proposal

Votes For	Votes Against	Abstentions
21,241,691	76,116	0

Accordingly, the Auditor Ratification Proposal was approved.

As there were sufficient votes at the time of the Special Meeting to approve each of the above proposals, the Adjournment Proposal, which had been previously voted on by proxy, was not presented to stockholders at the Special Meeting.

Item 8.01 Other Events.

In connection with the Company’s implementation of the Charter Amendments and the Board’s decision to liquidate and dissolve the Company, the Public Shares will be redeemed at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares. The Redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any). The per share Redemption amount is currently being calculated.  The Company has estimated it to be approximately $10.10 per share and will file an amended Current Report on Form 8-K to disclose the final amount if it is materially different from the estimated amount. There will be no redemption rights or liquidating distributions with respect to the Redeemable Warrants, which will expire worthless upon the liquidation of the Company.

In connection with the foregoing matters described in this Current Report on Form 8-K, on December 22, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation
10.1	Amendment to the Investment Management Trust Agreement, dated as of December 19, 2022
99.1	Press Release dated December 22, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AF ACQUISITION CORP.

	By:	/s/ Christopher Bradley
		Name:	Christopher Bradley
		Title:	Chief Financial Officer

Dated: December 23, 2022

4